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                                                                   EXHIBIT 10.54

                               January 11, 2001


BRE Properties, Inc.
44 Montgomery Street, 36th Floor
San Francisco, CA 94104
Attention: Ed Lange

     Re: Second Amended and Restated Unsecured Line of Credit Loan Agreement (the "Agreement") dated as of December 19, 2000, by and among BRE Properties, Inc. ("Borrower"), the Banks party thereto and Bank of America, N.A., as Administrative Agent for the Banks (capitalized terms not otherwise defined herein shall have the meanings given in the Agreement)

Ladies & Gentlemen:

     Borrower has notified Administrative Agent that it is unable to obtain and deliver, in accordance with Sections 4.1(a) and (b) of the Agreement, the Cambridge Park Guaranty and the consent to such guaranty by the members of Cambridge Park. In accordance with the terms and conditions of this letter agreement, BofA, individually as a Bank and as Administrative Agent, and the other Majority Banks hereby temporarily waive such conditions precedent to the initial funding set forth in Sections 4.1(a) and (b), until the earlier of: (i) such time as Borrower provides the Administrative Agent with the Cambridge Park Guaranty, the related consent and a legal opinion in form and substance acceptable to the Administrative Agent; (ii) such time as Cambridge Park LLC ceases to be a Material Borrower Entity as demonstrated to the satisfaction of the Administrative Agent, in which case, the Administrative Agent shall release the Payment Guaranty dated as of November 1, 1999 previously delivered by Cambridge Park; and (iii) 150 days from the date of this letter agreement. If the first to occur of the above is either clause (i) or clause (ii), the Agreement and all terms and provisions contained therein shall be in full force and effect and the Maximum Loan Amount shall be Four Hundred Fifty Million Dollars ($450,000,000.00). If the first to occur of the above is clause (iii), the Agreement and all terms and provisions contained therein shall be in full force and effect except the Maximum Loan Amount shall be Four Hundred
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January 11, 2001
Page Two


Million Dollars ($400,000,000.00) and Section 1.1(b) of the Agreement shall have no further force or effect.

     Borrower acknowledges and agrees that, notwithstanding any provisions in either the Agreement, Promissory Note, Payment Guaranties or this letter agreement to the contrary, during the term of this waiver, Banks shall not be obligated to make any Advances or issue any Letters of Credit in an amount that would cause the principal amount of the Loan to exceed Four Hundred Million Dollars ($400,000,000.00).

     Nothing contained herein shall be deemed a waiver of (or otherwise affect the Banks' ability to require or to enforce) any other condition precedent to the initial funding, or subsequent Default or Event of Default under the Agreement. The execution and delivery of this letter agreement, shall not be deemed to create a course of dealing or otherwise obligate the Banks to forbear or execute similar waivers under the same or similar circumstances in the future.

                              Sincerely,



                              BANK OF AMERICA, NA, as a Bank
                              and as Administrative Agent

                              By:     /s/ Mark D. Monte
                                 --------------------------------
                              Title:  Managing Director

                              Pro Rata Share: 14.222222222222%
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January 11, 2001
Page Three


ACCEPTED AND AGREED BY BORROWER:
--------------------------------

BRE PROPERTIES, INC.,
a Maryland corporation

By:  /s/ Edward F. Lange, Jr.
   -------------------------------------
Executive Vice President & Chief
Financial Officer

By:___________________________
Name: ________________________
Title:________________________


ACCEPTED AND AGREED BY OTHER BANKS:
-----------------------------------

BANK ONE, NA, as a Bank
and Syndication Agent

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 14.000000000000%
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January 11, 2001
Page Four


COMMERZBANK AG NEW YORK
AND GRAND CAYMAN BRANCHES,
as a Bank and as Documentation Agent

By:___________________________
Name:_________________________
Title:________________________

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 14.000000000000%



THE INDUSTRIAL BANK OF JAPAN,
LIMITED

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 7.777777777777%
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January 11, 2001
Page Five


DRESDNER BANK AG, New York Branch
and Grand Cayman Branch

By:___________________________
Name:_________________________
Title:________________________

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 7.777777777777%



SANWA BANK CALIFORNIA

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 5.555555555555%



MANUFACTURERS BANK

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 3.333333333333%
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January 11, 2001
Page Six


U.S. BANK NATIONAL ASSOCIATION

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 5.555555555555%



BANK HAPOALIM BM

By:___________________________
Name:_________________________
Title:________________________

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 4.444444444444%



CHEVY CHASE BANK, FSB

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 4.444444444444%
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January 11, 2001
Page Seven


FIRST UNION NATIONAL BANK

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 7.777777777777%



GUARANTY FEDERAL BANK, F.D.B

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 5.555555555555%



UNION BANK OF CALIFORNIA

By:___________________________
Name:_________________________
Title:________________________

Pro Rata Share: 5.555555555555%